Income Tax Disclosure	12 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block
7. Income Taxes

The Company files a consolidated federal income tax return. The provision for income taxes is as follows:

	2012	2011	2010
	(In thousands)
Current:
Federal	$4,193	$2,854	$19,049
State	704	1,225	3,653
	4,897	4,079	22,702
Deferred:
Federal	1,430	1,791	3,873
State	(62)	(74)	374
	1,368	1,717	4,247
Total income taxes	$6,265	$5,796	$26,949

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	2012	2011	2010
Computed (expected tax rate)	35.0%	35.0%	35.0%
State income taxes (net of federal tax benefit)	2.5	2.5	2.9
State tax credits	(1.3)	(1.4)	(0.1)
Research and development credit	(0.6)	(0.6)	0.0
Manufacturer’s deduction	(5.1)	(3.7)	(2.1)
Addition to (reversal of) uncertain tax positions	0.4	(7.3)	(0.8)
IRS audit adjustment	0.0	1.5	0.0
Other permanent differences not (taxable) deductible	0.7	(0.1)	0.2
Tax effect of pension contribution	2.2	0.0	0.0
Other	2.0	(1.2)	0.7
Effective income tax rate	35.8%	24.7%	35.8%

The lower 2011 effective tax rate was primarily due to a reversal of uncertain tax positions in 2011 mostly due to the settlement of an Internal Revenue Service ("IRS") audit that year discussed below.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities as of March 31:

	2012	2011
	(In thousands)
Deferred income tax assets:
Future tax credits	$3,251	$3,862
Inventory valuation	1,408	1,130
Employee benefits	2,816	2,618
Insurance	3,812	3,572
Other comprehensive loss	14,867	8,948
Interest	80	56
Deferred gain on sale/leaseback	82	110
Prepaid revenue	2,348	1,035
Other	520	239
Severance	196	178
	29,380	21,748
Deferred income tax liabilities:
Property basis and depreciation difference	14,151	14,230
Pension	5,283	1,323
	19,434	15,553
Valuation allowance - non-current	906	1,749
Net deferred income tax asset	$9,040	$4,446

Net current deferred income tax assets of $8,637,000 and $7,623,000 as of March 31, 2012 and 2011, respectively, are recognized in the Consolidated Balance Sheets. Also recognized are net non-current deferred income tax assets of $403,000 as of March 31, 2012 and net non-current deferred income tax liabilities of $3,177,000 as of March 31, 2011.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities depending on their expected settlement. The change in the liability for the years ended March 31, 2012 and 2011 consists of the following:

	2012	2011
	(In thousands)
Beginning Balance	$2,174	$5,537

Tax positions related to current year:
Additions	207	294

Tax positions related to prior years:
Additions	133	232
Reductions	(27)	-
Settlements	(137)	(3,767)
Lapses in statues of limitations	-	(122)
Balance as of March 31,	$2,350	$2,174

Included in the balances at March 31, 2012 and 2011 are $1,778,000 and $1,628,000, respectively, of tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During the years ended March 31, 2012 and 2011, the Company recognized an approximate $18,000 decrease and $1,387,000 decrease, respectively, in interest and penalties. As of March 31, 2012 and 2011, the Company had approximately $126,000 and $144,000, respectively, of interest and penalties accrued associated with unrecognized tax benefits.

The Company files income tax returns in the U.S. federal jurisdiction and various states.

During the years ended March 31, 2011 and 2010, the Company was audited by the IRS for tax years 2006, 2007 and 2008 as well as by one state taxing authority for the 2006, 2007 and 2008 fiscal years. The Company reached a settlement with the IRS for the 2006-2008 fiscal years during the year ended March 31, 2011. As a result, the Company was able to record the tax benefits of those settlements as reductions to the ASC 740 liability amounting to $3,767,000 for the year ended March 31, 2011.

Although management believes that an adequate provision has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. It is anticipated that audit settlements will be reached during 2013 with the state taxing authority that could have an impact on earnings. Due to the uncertainty of amounts and in accordance with its accounting policies, the Company has not recorded any potential impact of these settlements.

The Company has State tax credit carryforwards amounting to $906,000 (New York, net of Federal impact), $1,411,000 (California, net of Federal impact) and $933,000 (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2024 (Wisconsin), 2026 (New York) and no expiration (California). The Company has performed the required assessment regarding the realization of deferred tax assets in accordance with ASC 740. At March 31, 2012, the Company has recorded a valuation allowance amounting to $906,000, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.